UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2007

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	333-126087	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 9, 2007, KBS Real Estate Investment Trust, Inc. (the “Company”) filed a Form 8-K dated March 5, 2007 with regard to the acquisition of a two-story office building containing 96,346 rentable square feet located on an approximate 10-acre parcel of land at 3611 Queen Palm Drive in Tampa, Florida (the “Sabal VI Building”). The Company hereby amends the Form 8-K dated March 5, 2007 to provide the required financial information related to its acquisition of the Sabal VI Building on March 5, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: April 11, 2007	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Sabal VI Building for the year ended December 31, 2006. This statement is the responsibility of the Sabal VI Building’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Sabal VI Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sabal VI Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Sabal VI Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Sabal VI Building for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

March 26, 2007

SABAL VI BUILDING

STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2006

Revenues:
Base rent	$873,266
Tenant reimbursements	240,285
Parking income	941

Total revenues	1,114,492

Certain operating expenses:
Real estate taxes	190,881
Repairs and maintenance	135,518
Utilities	71,732
General and administrative	70,823
Property insurance	65,746
Janitorial	47,312

Total certain operating expenses	582,012

Revenues over certain operating expenses	$532,480

See accompanying notes.

SABAL VI BUILDING

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2006

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On March 5, 2007, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through an indirect wholly owned subsidiary, a two-story building containing 96,346 square feet located in Tampa, Florida (the “Sabal VI Building”) from NCFLA II Owner LLC (“NCFLA), an unaffiliated entity. Total consideration for the acquisition was $16,500,000 plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary type of properties KBS REIT may invest in include office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2.	BASIS OF PRESENTATION

The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Sabal VI Building is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of the Sabal VI Building have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Sabal VI Building.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Sabal VI Building was acquired from an unaffiliated party and (ii) based on due diligence of the Sabal VI Building by KBS REIT, management is not aware of any material factors relating to the Sabal VI Building that would cause this financial information not to be necessarily indicative of future operating results.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rents. The adjustment to deferred rents increased base rent revenue by approximately $41,504 for the year ended December 31, 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

SABAL VI BUILDING

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2006 (continued)

4.	DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2006, the Sabal VI Building was 81% leased. The Sabal VI Building is currently leased by CCN Managed Care, Inc. (61%) and PharMerica (20%). On January 11, 2007, Ford Motor Credit Company executed its lease and per its lease, it is anticipated that Ford Motor Credit Company will commence paying monthly rent effective May 1, 2007 upon taking occupancy of the space. The aggregate annual base rent for the Sabal VI Building is approximately $1.3 million assuming Ford Motor Credit Company takes occupancy, as expected, at its anticipated lease commencement date of May 1, 2007. As of March 2007, the weighted average remaining lease term for the current tenants of the Sabal VI Building is approximately 6.9 years.

5.	FUTURE MINIMUM RENTAL RECEIPTS

Future minimum rental receipts due under lease commitments for the years ending December 31 are as follows (in thousands):

2007	$1,027
2008	951
2009	741
2010	755
2011	770
Thereafter	3,436

$7,680

6.	RELATED PARTY TRANSACTIONS

During the year ended December 31, 2006, the Sabal VI Building was managed by an affiliate of the seller. Property management fees, included in the general and administrative expense, were $70,795 for the year.

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2006 and 2005, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2006, and the notes thereto included in its annual report on Form 10-K for the year ended December 31, 2006. In addition, this pro forma information should be read in conjunction with the financial statements and notes of the Sabal Pavilion Building, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio, the Crescent Green Buildings, the 625 Second Street Building, the Sabal VI Building, and The Offices at Kensington included in KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of December 31, 2006, has been prepared to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, and The Offices at Kensington, as if these assets were acquired on December 31, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including additional borrowings due to acquisitions, which closed subsequent to December 31, 2006, and paydown of borrowings from additional offering proceeds which occurred subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for year ended December 31, 2006, has been prepared to give effect to the acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the Tribeca Mezzanine Loan, Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio, the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, and The Offices at Kensington, as if these assets were acquired on January 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the Tribeca Mezzanine Loan, Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio, Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, and The Offices at Kensington been consummated as of January 1, 2006. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

As of December 31, 2006

(unaudited)

		Pro Forma Adjustments
			Q1 2007 Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2006 Acquisitions (b)	Crescent Green Buildings (c)		Sandmar Mezzanine Loan (d)		625 Second Street Building (e)		Sabal VI Building (f)		Park Central Mezzanine Loan (g)		The Offices at Kensington (h)		Pro Forma Total December 31, 2006
Assets
Real estate:
Land	$18,343,671	$—	$6,200,000	(i)	$—		$8,400,000	(i)	$2,605,279	(i)	$—		$1,566,198	(i)	$37,115,148
Buildings and improvements, net	178,136,313	—	38,519,853	(i)	—		40,532,497	(i)	13,593,657	(i)	—		25,796,170	(i)	296,578,490
Tenant origination and absorption costs, net	17,648,510	—	3,988,055	(i)	—		2,897,361	(i)	1,318,560	(i)	—		1,366,686	(i)	27,219,172

Total real estate, net	214,128,494	—	48,707,908		—		51,829,858		17,517,496		—		28,729,054		360,912,810
Real estate loans receivable	13,797,714	—	—		8,000,000		—		—		15,000,000		—		36,797,714

Total real estate investments, net	227,926,208	—	48,707,908		8,000,000		51,829,858		17,517,496		15,000,000		28,729,054		397,710,524
Cash and cash equivalents	48,754,043	—	—		—		—		—		—		—		48,754,043
Rents and other receivables	751,583	—	—		—		—		—		—		—		751,583
Above-market leases, net	3,140,699	—	376,659	(i)	—		—	(i)	—	(i)	—		26,944	(i)	3,544,302
Deferred financing costs, prepaid and other assets	2,642,531	(206,802)	529,346	(j)	84,428	(k)	218,976	(j)	337,162	(j)	131,987	(k)	122,912	(j)	3,860,540

Total assets	$283,215,064	$(206,802)	$49,613,913		$8,084,428		$52,048,834		$17,854,658		$15,131,987		$28,878,910		$454,620,992

Liabilities and Stockholders’ Equity
Notes payable	$179,750,000	$(41,800,000)	$32,400,000		$—		$33,700,000		$11,040,000		$—		$18,500,000		$233,590,000
Accounts payable and accrued liabilities	2,420,363	—	—		—		—		—		—		—		2,420,363
Due to affiliates	1,403,876	—	—		—		—		—		—		—		1,403,876
Below-market leases, net	4,994,418	—	416,037	(i)	—		307,011	(i)	777,659	(i)	—		611,553	(i)	7,106,678
Other liabilities	621,380	—	—		—		—		—		—		—		621,380

Total liabilities	189,190,037	(41,800,000)	32,816,037		—		34,007,011		11,817,659		—		19,111,553		245,142,297
Commitments and contingencies
Redeemable stock	368,795	—	—		—		—		—		—		—		368,795
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—		—		—		—		—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 11,309,222 shares issued and outstanding	113,092	47,880	19,337		9,306		20,769		6,950		17,419		11,244		245,997
Additional paid-in capital	97,400,396	41,545,318	16,778,539		8,075,122		18,021,054		6,030,049		15,114,568		9,756,113		212,721,159
Cumulative distributions and net loss	(3,857,256)	—	—		—		—		—		—		—		(3,857,256)

Total stockholders’ equity	93,656,232	41,593,198	16,797,876		8,084,428		18,041,823		6,036,999		15,131,987		9,767,357		209,109,900

Total liabilities and stockholders’ equity	$283,215,064	$(206,802)	$49,613,913		$8,084,428		$52,048,834		$17,854,658		$15,131,987		$28,878,910		$454,620,992

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO PRO FORMA BALANCE SHEET

As of December 31, 2006

(unaudited)

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2006.
(b)	Represents adjustments to notes payable, capitalized loan fees, and common shares and additional paid in capital, to reflect the payoff of mezzanine loans subsequent to December 31, 2006, through the use of proceeds from KBS REIT’s public offering.
(c)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Crescent Green Buildings. The purchase price of approximately $48.7 million (including closing costs) was funded with a $32.4 million fixed rate loan, an $8.4 million mezzanine loan, and the net proceeds from the issuance of approximately 1,933,697 shares of stock from KBS REIT’s public offering. A proforma adjustment was made to reflect the payoff of the mezzanine loan subsequent to acquisition through the use of proceeds from the issuance of approximately 4,788,024 shares of stock from KBS REIT’s public offering.
(d)	Represents the purchase price of assets acquired by KBS REIT in connection with the acquisition of the Sandmar Mezzanine Loan. The purchase price of approximately $8.1 million (including closing costs) was funded from proceeds from the issuance of approximately 930,643 shares of stock from KBS REIT’s public offering.
(e)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the 625 Second Street Building. The purchase price of approximately $51.5 million (including closing costs) was funded with a $33.7 million fixed rate loan, and the net proceeds from the issuance of approximately 2,076,895 shares of stock from KBS REIT’s public offering.
(f)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Sabal VI Building. The purchase price of approximately $16.7 million (including closing costs) was funded with an $11.0 million fixed rate loan, and the net proceeds from the issuance of approximately 694,953 shares of stock from KBS REIT’s public offering.
(g)	Represents the purchase price of assets acquired by KBS REIT in connection with the acquisition of the Park Central Mezzanine Loan. The purchase price of approximately $15.1 million (including closing costs) was funded from proceeds from the issuance of approximately 1,741,927 shares of stock from KBS REIT’s public offering.
(h)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of The Offices at Kensington. The purchase price of approximately $28.1 million (including closing costs) was funded with an $18.5 million fixed rate loan, and the net proceeds from the issuance of approximately 1,124,375 shares of stock from KBS REIT’s public offering.
(i)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.
(j)	Represents loan fees incurred on the financing of acquired properties.
(k)	Represents total acquisition costs for Sandmar Mezzanine Loan and Park Central Mezzanine Loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(unaudited)

		Pro Forma Adjustments
				Q1 2007 Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2006 Acquisitions (b)		Crescent Green Buildings		Sandmar Mezzanine Loan		625 Second Street Building		Sabal VI Building		Park Central Mezzanine Loan		The Offices at Kensington		Pro Forma Total
Revenues:
Rental income	$4,336,551	$14,261,563	(c)	$4,124,944	(c)	$—		$4,864,159	(c)	$1,004,353	(c)	$—		$2,921,990	(c)	$31,513,560
Tenant reimbursements	524,363	2,415,190	(d)	774,766	(d)	—		198,256	(d)	240,285	(d)	—		140,658	(d)	4,293,518
Interest income from real estate loan receivable	776,553	881,008	(e)	—		951,557	(f)	—		—		1,375,508	(f)	—		3,984,626
Parking revenues and other operating income	280,289	1,113,513	(g)	158,686	(g)	—		304,689	(g)	941	(g)	—		91,667	(g)	1,949,785

Total revenues	5,917,756	18,671,274		5,058,396		951,557		5,367,104		1,245,579		1,375,508		3,154,315		41,741,489

Expenses:
Operating, maintenance and management	1,080,411	3,269,849	(h)	1,399,321	(h)	—		527,293	(h)	391,131	(h)	—		971,563	(h)	7,639,568
Real estate and other property-related taxes	786,490	2,462,269	(i)	287,376	(i)	—		319,574	(i)	190,881	(i)	—		500,029	(i)	4,546,619
Asset management fees to affiliate	369,328	1,336,289	(j)	365,014	(j)	60,633	(j)	386,421	(j)	125,549	(j)	113,490	(j)	211,083	(j)	2,967,807
General and administrative expenses	1,218,611	—		—		—		—		—		—		—		1,218,611
Depreciation and amortization	2,537,680	6,980,583	(k)	2,252,927	(k)	—		1,954,482	(k)	684,479	(k)	—		1,136,854	(k)	15,547,005

Total operating expenses	5,992,520	14,048,990		4,304,638		60,633		3,187,770		1,392,040		113,490		2,819,529		31,919,610

Operating income (loss)	(74,764)	4,622,284		753,758		890,924		2,179,334		(146,461)		1,262,018		334,786		9,821,879

Other income (expenses):
Interest expense	(2,826,065)	(5,480,968	)(l)	(1,881,389	)(m)	—		(2,002,732	)(m)	(695,079	)(m)	—		(1,038,759	)(m)	(13,924,992)
Interest income and other revenues	329,914	—		—		—		—		—		—		—		329,914

Total other income (expenses), net	(2,496,151)	(5,480,968)		(1,881,389)		—		(2,002,732)		(695,079)		—		(1,038,759)		(13,595,078)

Net income (loss)	$(2,570,915)	$(858,684)		$(1,127,631)		$890,924		$176,602		$(841,540)		$1,262,018		$(703,973)		$(3,773,199)

Loss per share, basic and diluted	$(1.37)															$(0.20)

Weighted-average number of common shares, issuable and outstanding	1,876,583															19,048,036

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(unaudited)

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2006.
(b)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, and the Midland Industrial Portfolio (properties acquired during 2006) as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building, the Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio is contained in KBS REIT’s prior filings with the Commission.
(c)	Represents base rental income, amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2006, (not reflected in the 2006 historical statement of operations of KBS REIT) as if all properties had been acquired as of January 1, 2006. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.
(d)	Represents operating cost reimbursements from tenants (not reflected in the 2006 historical statement of operations of KBS REIT), based on historical operations of the previous owner.
(e)	Represents interest income from loan receivable for the Tribeca Mezzanine Loan (not reflected in the 2006 historical statement of operations of KBS REIT ) at a variable rate equal to one-month LIBOR plus 850 basis points, provided that at no time shall the interest rate exceed 13.25% per annum. The average rate for the period was 13.23%. It also represents amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization over the term of the loan receivable of closing costs related to the acquisition.
(f)	Represents interest income from loan receivable, amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization over the term of the loan receivable of closing costs related to the acquisition. Interest is earned on Sandmar Mezzanine Loan at a fixed rate of 12.00% per annum and on the Park Central Mezzanine Loan at a variable rate equal to 30-day LIBOR plus 448 basis points (average rate of 9.61% for the period) per annum.
(g)	Represents parking revenues and other operating income from tenants (not reflected in the 2006 historical statement of operations of KBS REIT), based on historical operations of the previous owner.
(h)	Represents property operating expenses (not reflected in the 2006 historical statement of operations of KBS REIT), based on historical operations of the previous owner.
(i)	Represents real estate taxes incurred by respective properties (not reflected in the 2006 historical statement of operations of KBS REIT), based on historical operations of the previous owner.
(j)	Represents asset management fee (not reflected in the 2006 historical statement of operations of KBS REIT) that would be due to affiliates had the assets been acquired on January 1, 2006, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments.
(k)	Represents depreciation expense (not reflected in the 2006 historical statement of operations of KBS REIT) based on the allocation of the purchase price. Depreciation expense on the portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(unaudited)

(l)	Represents adjustments to interest expense, including amortization of loan fees related to short-term loans, assuming no mezzanine loans were secured in the purchase of properties in 2006 since the mezzanine loans have been repaid subsequent to acquisition using proceeds from the sale of stock from KBS REIT’s public offering.
(m)	Represents interest expense incurred on the following long-term loans secured to purchase respective acquisitions, including amortization of deferred financing costs:

Fixed rate loan secured by the Crescent Green Buildings, which bears interest at a rate of 5.18% per annum for the first two years and 5.68% thereafter.	$32,400,000
Fixed rate loan secured by the 625 Second Street Building, which bears interest at a rate of 5.85% per annum.	$33,700,000
Fixed rate loan secured by the Sabal VI Building, which bears interest at a rate of 5.14% per annum for the first two years and 5.84% thereafter.	$11,040,000
Fixed rate loan secured by The Offices at Kensington, which bears interest at a rate of 5.52% per annum.	$18,500,000